UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Hong T. Le

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM Annual report for the year ended November 30, 2020

Invest in the dividends
of a growing
developing world

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2020 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 2/3/14)

Reflecting 5.75% maximum sales charge	4.89%	8.98%	4.25%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.26% for Class A shares as of the prospectus dated February 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 0.76%.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

9	Financial statements

30	Board of trustees and other officers

Fellow investors:

Emerging markets stocks advanced during American Funds Developing World Growth and Income Fund’s fiscal year, overcoming a sharp decline in global economic activity from pandemic-induced lockdowns and uncertainty over the trajectory of the rebound in many countries.

Developing World Growth and Income Fund gained 12.26% for the 12-month reporting period ended November 30, 2020, assuming reinvestment of the dividend of 10.5 cents a share. By comparison, the unmanaged MSCI Emerging Markets Index, which measures markets in 26 countries, rose 18.43%. As 2020 progressed, the benchmark’s top five constituents produced outsized gains compared with the rest of the index; this weighed on the fund’s returns as the fund held a smaller investment in those five companies.

Now in its seventh year, Developing World Growth and Income Fund invests primarily in developing world companies that have potential for growth and the capacity to pay dividends. By balancing long-term growth of capital and current income, the strategy seeks to reduce the effects of volatility typically associated with emerging markets investing.

Market review

During the 12-month period, emerging markets stocks zigzagged as most countries temporarily shut down their economies in early 2020 to contain the spread of COVID-19. Following a steep market decline in most of February and March, emerging markets began to bounce back as China was the first economy in the world to restart, helping stimulate demand for commodities and key components used in electronics and other consumer goods. At the same time, central bankers in developing countries cut key lending rates and rolled out stimulus measures to help blunt the impact of the global economic slowdown.

The U.S. dollar began to weaken during the COVID crisis and fell against most emerging markets currencies for the period, especially those countries whose economies led the global rebound after reopening. The Chinese renminbi, Taiwan dollar and Korean won all gained more than 6% against the U.S. dollar.

Results at a glance

For periods ended November 30, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	12.26%	4.57%	8.39%	4.34%
MSCI Emerging Markets Index*	18.43	4.92	10.72	6.44

*	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI.

American Funds Developing World Growth and Income Fund	1

China had among the world’s best equity market returns despite geopolitical tensions with the U.S., Europe and India. The MSCI China Index climbed 36.30%, led by gains in the consumer discretionary and information technology sectors. Being the first country to shut down its economy and the first to reopen, China led the global economic rebound from April onward. Industrial activity and exports showed continued strength as more factories resumed operations, and construction activity picked up after quarantine measures eased. Meanwhile, consumer activity was mostly led by high wage earners who helped drive sales of homes, vehicles and luxury goods. In the third quarter of 2020, China’s economy grew 4.9% on an annualized basis, following growth of 3.2% in the second quarter.

Elsewhere in Asia, Taiwanese stocks surged 36.86% and Korean stocks soared 36.40%, boosted by strong demand for semiconductor-related components. Both countries are key links in the world’s technology supply chain.

Indian equities rose 6.43%. While the country continued to struggle with loan losses in the state-dominated banking sector, pockets of India’s economy began to bounce back starting in July after second-quarter gross domestic product plunged 23.9% year on year. And in recent months, the country has shown signs of getting coronavirus infection rates under control. The government also took steps to attract investments in the manufacturing sector, specifically targeting mobile-phone assembly as multinationals reassess their global supply chains.

Among leading commodity-producing countries, Russian equities fell 13.93% as the country grappled with lower energy prices. Brazilian stocks declined 19.83%. As the number of COVID-related deaths escalated, the government ramped up fiscal stimulus and launched an emergency quantitative easing program. The spread of the coronavirus upended the government’s momentum in pushing forth fiscal and business-friendly reforms after securing passage of a landmark pension reform bill in October 2019.

Inside the portfolio

Several companies based in China helped portfolio returns on a relative basis. The fund’s leading contributor was property developer Longfor Group Holdings, which manages residential apartments and shopping malls. Revenue rose more than 32% for the first six months of 2020 and the company reiterated its target for 20% profit growth this year.

In the health care sector, emerging Chinese biopharmaceutical firms contributed to portfolio returns. BeiGene, which has a partnership with Amgen to develop cancer drugs in China, reported encouraging commercial developments for several of its cancer treatments. The investment in Hangzhou Tigermed Consulting, a provider of clinical research services to domestic and foreign pharmaceutical companies, was also additive. Both companies are seen as potential beneficiaries of increased spending by China’s government to help nurture the development of the country’s heath care industry.

Shares of Russian technology company Yandex soared as the company moved to diversify beyond its traditional search engine business. Yandex spun off its self-driving car venture with Uber into a new company, taking a majority ownership stake. It also announced plans to operate 100 driverless cars by the end of 2020.

In contrast, positioning in China’s technology giants weighed on relative returns, largely due to holding a smaller investment than the index.

While Tencent Holdings and Alibaba Group Holding are among the fund’s top 20 holdings, the fund held a combined position of 5.7% in both companies compared to 12.8% for the MSCI EM Index as of November 30. Tencent and Alibaba both benefited from increased consumer demand during and after the pandemic-induced lockdowns in China, and this

2	American Funds Developing World Growth and Income Fund

weighed on portfolio returns. Lack of investment in JD.com, China’s second-largest e-commerce platform, was also a drag on relative returns.

The largest detractor was an investment in China Overseas Land & Investment. Shares of the property developer were affected by sluggish revenue growth and margin pressure.

Looking ahead

So far, China, Taiwan and South Korea have been key drivers of global growth. Other developing countries could follow. As of early December, many developing countries were showing signs of containing the coronavirus and avoiding a second wave of outbreaks.

This, along with the potential availability of vaccines in 2021, could spur economic growth and support equity prices in emerging markets, where overall valuations remain attractive.

As the world seeks to overcome the pandemic, developing countries could be helped by a few factors. For one, they are less indebted, which helps enable fiscal stimulus policies; secondly, their populations are typically younger and healthier; and lastly, governments can be more effective than developed countries at implementing draconian measures to mitigate the virus.

Accordingly, portfolio managers have been seeking to broaden their exposure outside of China and have been positioning for a broader potential recovery in emerging markets. Along those lines, they trimmed some technology exposure and rotated into more cyclical companies in areas such as financials, real estate and materials.

On the U.S.-China trade front, managers anticipate the tenor of diplomatic relations to improve under the Biden administration. However, they don’t expect the approach to dealing with China on trade issues and protection of intellectual property will dramatically change.

The fund’s largest area of investment is the financials sector, which accounts for approximately 24% of the fund’s net assets. Managers favor certain financial exchange operators in Asia and Latin America and several banks located in Indonesia, India and Russia. Insurance companies, primarily those selling products to high-net-worth individuals in China and across greater Asia, are also a conviction.

Several biotechnology firms in China are well-represented in the portfolio. Managers believe these companies are positioned for long-term growth as China seeks to develop national champions that can compete with multinational businesses.

Several large Chinese property developers are core holdings. These companies have strong balance sheets that can weather market fluctuations, can readily access credit to fund projects, and trade at reasonable valuations based on our earnings growth projections.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Sincerely,

F. Chapman Taylor

President

January 13, 2021

For current information about the fund, visit capitalgroup.com.

American Funds Developing World Growth and Income Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period February 3, 2014, to November 30, 2020, with all distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a hypothetical $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index. Source: MSCI.
[3]	For the period February 3, 2014, commencement of operations, through November 30, 2014.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2020)*

	1 year	5 years	Lifetime (since 2/3/14)

Class A shares	5.81%	7.12%	3.44%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

4	American Funds Developing World Growth and Income Fund

Investment portfolio November 30, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	29.70%
Hong Kong	10.63
India	9.38
Russian Federation	8.30
Brazil	8.27
Indonesia	5.55
Taiwan	4.08
South Korea	3.57
Mexico	3.05
Other countries	14.93
Short-term securities & other assets less liabilities	2.54

Common stocks 94.39%	Shares	Value (000)
Financials 24.15%
Ping An Insurance (Group) Company of China, Ltd., Class H	8,166,000	$95,872
Bank Mandiri (Persero) Tbk PT	156,640,200	70,166
Sberbank of Russia PJSC (ADR)	4,093,144	54,357
Sberbank of Russia PJSC	3,235,447	10,582
AIA Group Ltd.	4,775,800	52,342
ICICI Bank Ltd.[1]	4,736,881	30,277
ICICI Bank Ltd. (ADR)[1]	1,338,000	17,207
TCS Group Holding PLC (GDR)[2]	807,180	24,619
TCS Group Holding PLC (GDR)	501,588	15,298
Bolsa Mexicana de Valores, SAB de CV, Series A	16,189,073	36,623
China Merchants Bank Co., Ltd., Class H	5,552,500	35,137
Hong Kong Exchanges and Clearing Ltd.	569,400	28,312
Credicorp Ltd.	154,615	23,797
HDFC Bank Ltd.[1]	1,180,491	22,968
Guaranty Trust Bank PLC	307,903,264	19,753
Kotak Mahindra Bank Ltd.[1]	766,099	19,729
B3 SA - Brasil, Bolsa, Balcao	1,881,400	19,711
Discovery Ltd.	2,344,618	18,652
Kaspi.kz JSC[1,2]	356,023	18,157
HDFC Life Insurance Company Ltd.[1]	1,859,731	16,243
Bank BTPN Syariah Tbk PT	54,281,763	15,877
Halyk Savings Bank of Kazakhstan OJSC (GDR)[2]	703,600	8,338
Halyk Savings Bank of Kazakhstan OJSC (GDR)	344,737	4,085
Bank Rakyat Indonesia (Persero) Tbk PT	33,880,700	9,814
Moscow Exchange MICEX-RTS PJSC	4,637,825	9,291
		677,207

Consumer discretionary 13.56%
Alibaba Group Holding Ltd.[1]	1,633,600	55,092
Huazhu Group Ltd. (ADR)	713,000	35,493
Galaxy Entertainment Group Ltd.	4,397,000	33,469
Detsky Mir PJSC	17,508,946	32,159
Sands China Ltd.	6,943,100	28,485
Trip.com Group Ltd. (ADR)[1]	833,400	27,994
Wynn Macau, Ltd.[1]	13,943,200	23,781
Midea Group Co., Ltd., Class A	1,738,478	22,939
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,163,171	21,901
Kering SA	21,850	15,769
Cyrela Brazil Realty SA, ordinary nominative	3,056,300	15,437
Meituan Dianping, Class B1	399,100	14,932
Bloomberry Resorts Corp.	66,381,500	12,288
Astra International Tbk PT	27,111,288	10,176
Lojas Americanas SA, ordinary nominative	2,204,300	7,587
YUM! Brands, Inc.	68,500	7,247
Momo.com Inc.	308,000	6,700
MercadoLibre, Inc.[1]	1,517	2,357
China East Education Holdings Ltd.	935,500	2,086

American Funds Developing World Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Cie. Financière Richemont SA, Class A	19,917	$1,654
adidas AG1	4,580	1,460
Maruti Suzuki India Ltd.	11,833	1,124
		380,130

Communication services 13.44%
Tencent Holdings Ltd.	1,442,600	104,784
Yandex NV, Class A1	801,900	55,299
América Móvil, SAB de CV, Series L (ADR)	2,728,679	40,630
Bharti Airtel Ltd.	4,885,305	30,559
HKBN Ltd.	17,020,500	29,425
PT Surya Citra Media Tbk	245,244,500	28,571
Singapore Telecommunications Ltd.	14,737,600	26,263
Airtel Africa PLC	12,014,100	12,813
MTN Group Ltd.	2,629,568	11,248
HUYA, Inc. (ADR)[1]	388,600	8,040
NetEase, Inc. (ADR)	67,340	6,086
China Tower Corp. Ltd., Class H	36,818,000	5,795
Bharti Infratel Ltd.	1,955,070	5,771
Sea Ltd., Class A (ADR)[1]	27,800	5,014
CD Projekt SA1	24,623	2,555
NAVER Corp.	9,651	2,420
NCSoft Corp.	2,170	1,589
		376,862

Information technology 10.59%
Taiwan Semiconductor Manufacturing Company, Ltd.	3,351,200	56,495
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	209,400	20,316
Tokyo Electron Ltd.	176,800	60,068
PagSeguro Digital Ltd., Class A1	558,401	26,446
Broadcom Inc.	64,826	26,033
Infosys Ltd. (ADR)	1,497,769	22,796
NetEase, Inc.	1,097,600	20,462
Vanguard International Semiconductor Corp.	4,891,000	18,018
Samsung Electronics Co., Ltd.	276,646	16,675
MediaTek Inc.	522,000	12,893
Yeahka Ltd.[1]	1,987,200	10,499
NHN KCP Corp.	101,614	6,125
		296,826

Health care 9.86%
BeiGene, Ltd. (ADR)[1]	280,828	71,805
BeiGene, Ltd.[1]	547,800	11,781
Hypera SA, ordinary nominative	6,470,333	38,780
Hutchison China MediTech Ltd. (ADR)[1]	1,181,885	36,638
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,729,805	35,662
Hangzhou Tigermed Consulting Co., Ltd., Class H1	831,864	14,006
New Frontier Health Corp., Class A1,2	1,328,000	11,832
New Frontier Health Corp., Class A1	63,400	565
OdontoPrev SA, ordinary nominative	4,787,500	11,698
Fleury SA, ordinary nominative	2,348,200	11,642
CanSino Biologics Inc., Class H1	499,600	10,958
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	635,694	8,402
Shandong Pharmaceutical Glass Co., Ltd., Class A	782,122	5,190
Legend Biotech Corp., (ADR)[1]	150,000	4,460
WuXi Biologics (Cayman) Inc.	301,500	2,991
		276,410

Real estate 7.08%
Longfor Group Holdings Ltd.	14,069,500	92,211
China Resources Land Ltd.	14,044,000	60,879
China Overseas Land & Investment Ltd.	16,195,000	39,406
ESR Cayman Ltd.[1]	2,007,400	6,047
		198,543

6	American Funds Developing World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 5.57%
Varun Beverages Ltd.	2,030,150	$23,888
Unilever PLC	256,900	15,655
Carlsberg A/S, Class B	103,000	15,324
Godrej Consumer Products Ltd.	1,474,619	13,934
Kweichow Moutai Co., Ltd., Class A	53,159	13,842
Nestlé SA	99,192	11,044
Reckitt Benckiser Group PLC	110,212	9,674
X5 Retail Group NV (GDR)	243,837	8,754
Fomento Económico Mexicano, SAB de CV	1,117,000	8,066
British American Tobacco PLC	210,781	7,417
Philip Morris International Inc.	91,100	6,901
ITC Ltd.	2,548,816	6,665
Danone SA	98,210	6,310
United Spirits Ltd.[1]	481,700	3,567
Ambev SA (ADR)	1,128,200	3,001
Anheuser-Busch InBev SA/NV	16,458	1,097
Eastern Company SAE	1,500,000	1,061
		156,200

Industrials 4.01%
International Container Terminal Services, Inc.	7,981,170	19,388
AKR Corporindo Tbk PT	93,441,200	19,257
Epiroc AB, Class A	565,908	9,402
Epiroc AB, Class B	432,087	6,867
Shanghai International Airport Co., Ltd., Class A	1,245,874	14,862
CCR SA, ordinary nominative	5,118,111	12,458
Airbus SE, non-registered shares[1]	85,380	8,935
DKSH Holding AG	116,700	7,981
Hefei Meyer Optoelectronic Technology Inc., Class A	637,455	4,300
Wizz Air Holdings PLC[1]	62,200	3,733
BOC Aviation Ltd.	357,055	3,174
Centre Testing International Group Co., Ltd.	595,930	2,144
		112,501

Materials 3.68%
Vale SA, ordinary nominative	2,352,634	34,253
Vale SA, ordinary nominative (ADR)	1,808,966	26,338
Alrosa PJSC	12,683,813	14,614
Nexa Resources SA	1,512,923	11,922
Berger Paints India Ltd.	779,446	6,818
Asian Paints Ltd.	134,476	4,023
LafargeHolcim Ltd.	39,731	2,084
Indocement Tunggal Prakarsa Tbk PT	1,693,000	1,714
Yunnan Energy New Material Co., Ltd., Class A	54,000	792
AngloGold Ashanti Ltd. (ADR)	28,000	607
		103,165

Energy 1.66%
Reliance Industries Ltd.	1,449,061	37,760
Rosneft Oil Company PJSC (GDR)	900,776	5,232
Gazprom PJSC (ADR)	550,430	2,560
Galp Energia, SGPS, SA, Class B	90,942	981
		46,533

Utilities 0.79%
China Gas Holdings Ltd.	2,448,800	9,020
AES Corp.	327,715	6,699
ENN Energy Holdings Ltd.	288,700	3,825
China Resources Gas Group Ltd.	512,000	2,467
		22,011

Total common stocks (cost: $2,087,964,000)		2,646,388

American Funds Developing World Growth and Income Fund	7

Preferred securities 2.90%	Shares	Value (000)
Information technology 2.62%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,332,810	$73,594

Energy 0.08%
Petróleo Brasileiro SA (Petrobras), preferred nominative	482,200	2,241

Industrials 0.20%
Azul SA, preferred nominative (ADR)[1]	264,233	5,620

Total preferred securities (cost: $65,733,000)		81,455

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[1]	39,834	8

Total rights & warrants (cost: $0)		8

Bonds, notes & other debt instruments 0.17%	Principal amount (000)
Corporate bonds, notes & loans 0.17%

Utilities 0.17%
Cemig Geração e Transmissão SA 9.25% 2024[2]	$3,935	4,504
Cemig Geração e Transmissão SA 9.25% 2024	200	229
		4,733

Total bonds, notes & other debt instruments (cost: $4,103,000)		4,733

Short-term securities 2.58%	Shares
Money market investments 2.58%
Capital Group Central Cash Fund 0.11%[3,4]	722,224	72,230

Total short-term securities (cost: $72,221,000)		72,230
Total investment securities 100.04% (cost: $2,230,021,000)		2,804,814
Other assets less liabilities (0.04)%		(1,070)

Net assets 100.00%		$2,803,744

Investments in affiliates4

	Value of affiliate at 12/1/2019 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 11/30/2020 (000)	Dividend income (000)
Short-term securities 2.58%
Money market investments 2.58%
Capital Group Central Cash Fund 0.11%[3]	$136,165	$637,146	$701,072	$(7)	$(2)	$72,230	$749

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $67,450,000, which represented 2.41% of the net assets of the fund.
[3]	Rate represents the seven-day yield at 11/30/2020.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See notes to financial statements.

8	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities
at November 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $2,157,800)	$2,732,584
Affiliated issuers (cost: $72,221)	72,230	$2,804,814
Cash		1,272
Cash denominated in currencies other than U.S. dollars (cost: $34)		34
Receivables for:
Sales of investments	4,375
Sales of fund’s shares	2,822
Dividends and interest	4,152
Other	254	11,603
		2,817,723

Liabilities:
Payables for:
Purchases of investments	3,902
Repurchases of fund’s shares	1,670
Investment advisory services	1,658
Services provided by related parties	478
Trustees’ deferred compensation	1,021
Non-U.S. taxes	5,153
Other	97	13,979
Net assets at November 30, 2020		$2,803,744

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,631,206
Total distributable earnings		172,538
Net assets at November 30, 2020		$2,803,744

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (236,331 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$1,397,848	117,817	$11.86
Class C	85,755	7,281	11.78
Class T	12	1	11.86
Class F-1	57,247	4,821	11.87
Class F-2	587,647	49,492	11.87
Class F-3	555,776	46,833	11.87
Class 529-A	42,915	3,620	11.86
Class 529-C	3,848	327	11.77
Class 529-E	1,477	125	11.85
Class 529-T	13	1	11.86
Class 529-F-1	11	1	11.86
Class 529-F-2	6,885	580	11.87
Class 529-F-3	11	1	11.87
Class R-1	840	71	11.79
Class R-2	13,081	1,112	11.76
Class R-2E	568	48	11.81
Class R-3	13,581	1,147	11.84
Class R-4	7,353	620	11.86
Class R-5E	1,374	116	11.85
Class R-5	5,279	445	11.87
Class R-6	22,223	1,872	11.87

See notes to financial statements.

American Funds Developing World Growth and Income Fund	9

Financial statements (continued)

Statement of operations
for the year ended November 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,384; also includes $749 from affiliates)	$61,833
Interest	834	$62,667
Fees and expenses*:
Investment advisory services	19,527
Distribution services	4,502
Transfer agent services	3,572
Administrative services	788
Reports to shareholders	230
Registration statement and prospectus	259
Trustees’ compensation	156
Auditing and legal	180
Custodian	854
Other	113
Total fees and expenses before waiver/reimbursement	30,181
Less waiver/reimbursement of fees and expenses:
Transfer agent services waiver	68
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		30,113
Net investment income		32,554

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	36,862
Affiliated issuers	(7)
Currency transactions	(1,270)	35,585
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $5,074):
Unaffiliated issuers	217,840
Affiliated issuers	(2)
Currency translations	198	218,036
Net realized gain and unrealized appreciation		253,621
Net increase in net assets resulting from operations		$286,175

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

10	American Funds Developing World Growth and Income Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2020	2019
Operations:
Net investment income	$32,554	$57,378
Net realized gain	35,585	10,097
Net unrealized appreciation	218,036	258,404
Net increase in net assets resulting from operations	286,175	325,879

Distributions paid to shareholders	(29,907)	(59,902)

Net capital share transactions	(325,662)	(190,908)

Total (decrease) increase in net assets	(69,394)	75,069

Net assets:
Beginning of year	2,873,138	2,798,069
End of year	$2,803,744	$2,873,138

See notes to financial statements.

American Funds Developing World Growth and Income Fund	11

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Prior to June 30, 2020, the initial sales charge was up to 5.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	American Funds Developing World Growth and Income Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

American Funds Developing World Growth and Income Fund	13

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$677,207	$—	$—	$677,207
Consumer discretionary	380,130	—	—	380,130
Communication services	376,862	—	—	376,862
Information technology	296,826	—	—	296,826
Health care	276,410	—	—	276,410
Real estate	198,543	—	—	198,543
Consumer staples	156,200	—	—	156,200
Industrials	112,501	—	—	112,501
Materials	103,165	—	—	103,165
Energy	46,533	—	—	46,533
Utilities	22,011	—	—	22,011
Preferred securities	81,455	—	—	81,455
Rights & warrants	8	—	—	8
Bonds, notes & other debt instruments	—	4,733	—	4,733
Short-term securities	72,230	—	—	72,230
Total	$2,800,081	$4,733	$—	$2,804,814

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious

14	American Funds Developing World Growth and Income Fund

disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Exposure to country, region, industry or sector — Subject to the investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or

American Funds Developing World Growth and Income Fund	15

may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2020, the fund reclassified $12,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$5,699
Capital loss carryforward[1]	(401,870)
Gross unrealized appreciation on investments	703,664
Gross unrealized depreciation on investments	(129,114)
Net unrealized appreciation on investments	574,550
Cost of investments	2,230,264

[1]	Reflects the utilization of capital loss carryforward of $36,261,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

16	American Funds Developing World Growth and Income Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2020		2019
Class A	$13,227		$28,818
Class C	359		1,320
Class T	—	[2]	—	[2]
Class F-1	636		1,365
Class F-2	7,253		13,546
Class F-3	7,274		12,327
Class 529-A	377		756
Class 529-C	17		68
Class 529-E	11		27
Class 529-T	—	[2]	—	[2]
Class 529-F-1	69		119
Class 529-F-2[3]	—
Class 529-F-3[3]	—
Class R-1	4		16
Class R-2	59		181
Class R-2E	5		8
Class R-3	101		221
Class R-4	72		165
Class R-5E	12		14
Class R-5	71		127
Class R-6	360		824
Total	$29,907		$59,902

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.640% on such assets in excess of $4 billion. For the year ended November 30, 2020, the investment advisory services fee was $19,527,000, which was equivalent to an annualized rate of 0.743% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

American Funds Developing World Growth and Income Fund	17

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2020, AFS voluntarily waived transfer agent services fees of $68,000 for Class F-3 shares and CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. Neither AFS nor CRMC intend to recoup the waiver or reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	American Funds Developing World Growth and Income Fund

For the year ended November 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$3,193	$2,403		$394		Not applicable
Class C	846	156		25		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	147	80		18		Not applicable
Class F-2	Not applicable	628		164		Not applicable
Class F-3	Not applicable	145		153		Not applicable
Class 529-A	83	64		12		$24
Class 529-C	45	8		1		3
Class 529-E	6	1		—	*	1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	9		2		3
Class 529-F-2†	Not applicable	1		—	*	—	*
Class 529-F-3†	Not applicable	—	*	—	*	—	*
Class R-1	9	1		—	*	Not applicable
Class R-2	90	42		4		Not applicable
Class R-2E	4	1		—	*	Not applicable
Class R-3	62	19		4		Not applicable
Class R-4	17	7		2		Not applicable
Class R-5E	Not applicable	2		—	*	Not applicable
Class R-5	Not applicable	3		2		Not applicable
Class R-6	Not applicable	2		7		Not applicable
Total class-specific expenses	$4,502	$3,572		$788		$31

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $156,000 in the fund’s statement of operations reflects $138,000 in current fees (either paid in cash or deferred) and a net increase of $18,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $8,826,000 and $35,226,000, respectively, which generated $2,140,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2020.

American Funds Developing World Growth and Income Fund	19

7. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended November 30, 2020.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$113,060	10,972	$13,131		1,236		$(295,376)	(29,566)	$(169,185)	(17,358)
Class C	5,948	584	358		33		(24,047)	(2,394)	(17,741)	(1,777)
Class T	—	—	—		—		—	—	—	—
Class F-1	20,247	1,995	634		59		(36,090)	(3,509)	(15,209)	(1,455)
Class F-2	128,072	12,994	7,173		690		(195,674)	(19,738)	(60,429)	(6,054)
Class F-3	103,279	10,103	7,221		698		(152,421)	(15,170)	(41,921)	(4,369)
Class 529-A	7,375	697	377		36		(8,584)	(829)	(832)	(96)
Class 529-C	648	63	17		1		(2,562)	(244)	(1,897)	(180)
Class 529-E	189	18	11		1		(271)	(26)	(71)	(7)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	1,452	138	69		7		(7,122)	(672)	(5,601)	(527)
Class 529-F-2[3]	6,275	590	—		—		(118)	(10)	6,157	580
Class 529-F-3[3]	10	1	—		—		—	—	10	1
Class R-1	55	6	4		—	[2]	(418)	(39)	(359)	(33)
Class R-2	3,115	301	59		6		(4,391)	(425)	(1,217)	(118)
Class R-2E	172	17	4		—	[2]	(282)	(27)	(106)	(10)
Class R-3	3,343	324	101		9		(4,519)	(442)	(1,075)	(109)
Class R-4	1,998	189	71		7		(3,769)	(365)	(1,700)	(169)
Class R-5E	671	65	12		1		(248)	(25)	435	41
Class R-5	774	74	71		7		(1,553)	(152)	(708)	(71)
Class R-6	5,746	554	360		35		(20,319)	(1,878)	(14,213)	(1,289)
Total net increase (decrease)	$402,429	39,685	$29,673		2,826		$(757,764)	(75,511)	$(325,662)	(33,000)

Year ended November 30, 2019

Class A	$153,822	15,361	$28,618		2,828		$(288,546)	(28,595)	$(106,106)	(10,406)
Class C	8,384	842	1,316		129		(23,570)	(2,339)	(13,870)	(1,368)
Class T	—	—	—		—		—	—	—	—
Class F-1	19,787	1,937	1,360		134		(25,748)	(2,508)	(4,601)	(437)
Class F-2	136,091	13,467	13,422		1,331		(258,378)	(25,786)	(108,865)	(10,988)
Class F-3	154,942	15,337	11,963		1,181		(115,492)	(11,440)	51,413	5,078
Class 529-A	6,305	628	756		74		(7,373)	(730)	(312)	(28)
Class 529-C	1,062	105	68		7		(1,141)	(113)	(11)	(1)
Class 529-E	206	20	27		3		(423)	(40)	(190)	(17)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	1,659	165	119		12		(2,431)	(239)	(653)	(62)
Class R-1	52	5	16		2		(124)	(12)	(56)	(5)
Class R-2	3,511	347	180		17		(3,602)	(355)	89	9
Class R-2E	155	15	7		1		(29)	(3)	133	13
Class R-3	2,619	260	221		22		(2,113)	(209)	727	73
Class R-4	1,395	137	165		16		(2,209)	(220)	(649)	(67)
Class R-5E	667	66	14		1		(439)	(44)	242	23
Class R-5	850	84	127		13		(1,391)	(136)	(414)	(39)
Class R-6	5,597	549	824		82		(14,206)	(1,380)	(7,785)	(749)
Total net increase (decrease)	$497,104	49,325	$59,203		5,853		$(747,215)	(74,149)	$(190,908)	(18,971)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

20	American Funds Developing World Growth and Income Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $906,288,000 and $1,164,821,000, respectively, during the year ended November 30, 2020.

American Funds Developing World Growth and Income Fund	21

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
11/30/2020	$10.67	$.12	$1.18	$1.30	$(.11)	$11.86	12.26%	$1,398		1.27%		1.27%		1.12%
11/30/2019	9.70	.20	.98	1.18	(.21)	10.67	12.24	1,442		1.29		1.29		1.92
11/30/2018	10.93	.22	(1.22)	(1.00)	(.23)	9.70	(9.26)	1,413		1.25		1.25		2.05
11/30/2017	8.99	.20	1.95	2.15	(.21)	10.93	24.11	1,641		1.28		1.28		2.01
11/30/2016	8.69	.18	.29	.47	(.17)	8.99	5.45	1,312		1.33		1.33		2.02
Class C:
11/30/2020	10.61	.04	1.17	1.21	(.04)	11.78	11.48	86		2.02		2.02		.37
11/30/2019	9.66	.12	.97	1.09	(.14)	10.61	11.31	96		2.06		2.06		1.14
11/30/2018	10.88	.13	(1.20)	(1.07)	(.15)	9.66	(9.91)	101		2.04		2.04		1.25
11/30/2017	8.95	.12	1.93	2.05	(.12)	10.88	23.04	126		2.08		2.08		1.22
11/30/2016	8.66	.11	.28	.39	(.10)	8.95	4.55	109		2.14		2.14		1.22
Class T:
11/30/2020	10.67	.14	1.18	1.32	(.13)	11.86	12.57 [5]	—	[6]	1.01	[5]	1.01	[5]	1.38	[5]
11/30/2019	9.70	.22	.98	1.20	(.23)	10.67	12.52 [5]	—	[6]	1.05	[5]	1.05	[5]	2.17	[5]
11/30/2018	10.93	.24	(1.21)	(.97)	(.26)	9.70	(9.06)[5]	—	[6]	1.04	[5]	1.04	[5]	2.24	[5]
11/30/2017[7,8]	9.93	.17	1.00	1.17	(.17)	10.93	11.83 [5,9]	—	[6]	1.06	[5,10]	1.06	[5,10]	2.52	[5,10]
Class F-1:
11/30/2020	10.68	.12	1.18	1.30	(.11)	11.87	12.29	57		1.22		1.22		1.17
11/30/2019	9.71	.20	.98	1.18	(.21)	10.68	12.25	67		1.26		1.26		1.96
11/30/2018	10.93	.22	(1.21)	(.99)	(.23)	9.71	(9.19)	65		1.25		1.25		2.01
11/30/2017	8.99	.21	1.94	2.15	(.21)	10.93	24.05	107		1.27		1.27		2.04
11/30/2016	8.70	.18	.29	.47	(.18)	8.99	5.40	91		1.30		1.30		2.04
Class F-2:
11/30/2020	10.68	.15	1.18	1.33	(.14)	11.87	12.62	588		.95		.95		1.43
11/30/2019	9.71	.22	.98	1.20	(.23)	10.68	12.55	593		1.00		1.00		2.17
11/30/2018	10.94	.25	(1.22)	(.97)	(.26)	9.71	(9.00)	646		.99		.99		2.33
11/30/2017	9.00	.23	1.94	2.17	(.23)	10.94	24.34	738		1.01		1.01		2.28
11/30/2016	8.70	.20	.30	.50	(.20)	9.00	5.81	676		1.04		1.04		2.26
Class F-3:
11/30/2020	10.67	.16	1.19	1.35	(.15)	11.87	12.85	556		.87		.86		1.53
11/30/2019	9.71	.24	.97	1.21	(.25)	10.67	12.57	546		.90		.89		2.35
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.84)	448		.90		.90		2.37
11/30/2017[7,11]	9.47	.21	1.47	1.68	(.21)	10.94	17.72 [9]	368		.89	[10]	.89	[10]	2.39	[10]
Class 529-A:
11/30/2020	10.66	.11	1.19	1.30	(.10)	11.86	12.34	43		1.29		1.29		1.09
11/30/2019	9.70	.19	.97	1.16	(.20)	10.66	12.10	40		1.32		1.32		1.89
11/30/2018	10.92	.21	(1.20)	(.99)	(.23)	9.70	(9.20)	36		1.29		1.29		2.02
11/30/2017	8.99	.20	1.93	2.13	(.20)	10.92	23.92	39		1.30		1.30		2.00
11/30/2016	8.69	.17	.30	.47	(.17)	8.99	5.44	27		1.39		1.39		1.95

See end of table for footnotes.

22	American Funds Developing World Growth and Income Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
11/30/2020	$10.60	$.04		$1.17	$1.21	$(.04)	$11.77	11.43%		$4		2.07%		2.07%		.41%
11/30/2019	9.65	.11		.97	1.08	(.13)	10.60	11.29		5		2.10		2.10		1.11
11/30/2018	10.87	.13		(1.21)	(1.08)	(.14)	9.65	(9.97)		5		2.09		2.09		1.20
11/30/2017	8.94	.12		1.93	2.05	(.12)	10.87	23.04		6		2.13		2.13		1.17
11/30/2016	8.65	.10		.29	.39	(.10)	8.94	4.52		4		2.21		2.21		1.14
Class 529-E:
11/30/2020	10.65	.10		1.19	1.29	(.09)	11.85	12.18		1		1.44		1.44		.96
11/30/2019	9.69	.18		.97	1.15	(.19)	10.65	11.93		1		1.48		1.48		1.73
11/30/2018	10.92	.20		(1.22)	(1.02)	(.21)	9.69	(9.38)		1		1.48		1.48		1.88
11/30/2017	8.98	.18		1.94	2.12	(.18)	10.92	23.69		1		1.51		1.51		1.77
11/30/2016	8.68	.16		.30	.46	(.16)	8.98	5.28		1		1.56		1.56		1.79
Class 529-T:
11/30/2020	10.67	.14		1.18	1.32	(.13)	11.86	12.51	[5]	—	[6]	1.06	[5]	1.06	[5]	1.33	[5]
11/30/2019	9.70	.22		.98	1.20	(.23)	10.67	12.47	[5]	—	[6]	1.09	[5]	1.09	[5]	2.11	[5]
11/30/2018	10.93	.23		(1.21)	(.98)	(.25)	9.70	(9.11)[5]		—	[6]	1.09	[5]	1.09	[5]	2.18	[5]
11/30/2017[7,8]	9.93	.17		.99	1.16	(.16)	10.93	11.81	[5,9]	—	[6]	1.12	[5,10]	1.12	[5,10]	2.46	[5,10]
Class 529-F-1:
11/30/2020	10.67	.15		1.17	1.32	(.13)	11.86	12.50	[5]	—	[6]	1.07	[5]	1.07	[5]	1.48	[5]
11/30/2019	9.70	.21		.98	1.19	(.22)	10.67	12.44		6		1.11		1.11		2.04
11/30/2018	10.93	.21		(1.19)	(.98)	(.25)	9.70	(9.09)		6		1.09		1.09		2.04
11/30/2017	8.99	.22		1.94	2.16	(.22)	10.93	24.23		3		1.12		1.12		2.18
11/30/2016	8.69	.19		.30	.49	(.19)	8.99	5.64		2		1.19		1.19		2.15
Class 529-F-2:
11/30/2020[7,12]	10.62	—	[13]	1.25	1.25	—	11.87	11.77	[9]	7		.09	[9]	.09	[9]	(.02)[9]
Class 529-F-3:
11/30/2020[7,12]	10.62	—	[13]	1.25	1.25	—	11.87	11.77	[9]	—	[6]	.09	[9]	.08	[9]	(.01)[9]
Class R-1:
11/30/2020	10.62	.04		1.18	1.22	(.05)	11.79	11.50		1		1.98		1.98		.40
11/30/2019	9.67	.12		.97	1.09	(.14)	10.62	11.36		1		2.01		2.01		1.22
11/30/2018	10.89	.14		(1.20)	(1.06)	(.16)	9.67	(9.86)		1		1.99		1.99		1.33
11/30/2017	8.96	.13		1.93	2.06	(.13)	10.89	23.07		1		2.02		2.02		1.29
11/30/2016	8.66	.12		.29	.41	(.11)	8.96	4.72		1		2.06		2.06		1.32

See end of table for footnotes.

American Funds Developing World Growth and Income Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-2:
11/30/2020	$10.59	$.05	$1.17	$1.22	$(.05)	$11.76	11.58%	$13		1.94%		1.94%		.46%
11/30/2019	9.64	.13	.96	1.09	(.14)	10.59	11.43	13		1.97		1.97		1.24
11/30/2018	10.87	.14	(1.21)	(1.07)	(.16)	9.64	(9.86)	12		1.97		1.97		1.32
11/30/2017	8.94	.13	1.94	2.07	(.14)	10.87	23.12	11		1.98		1.98		1.32
11/30/2016	8.64	.10	.30	.40	(.10)	8.94	4.63	7		2.14		2.14		1.12
Class R-2E:
11/30/2020	10.63	.08	1.17	1.25	(.07)	11.81	11.86	1		1.68		1.68		.74
11/30/2019	9.67	.15	.97	1.12	(.16)	10.63	11.72	1		1.71		1.71		1.43
11/30/2018	10.90	.18	(1.22)	(1.04)	(.19)	9.67	(9.55)	—	[6]	1.74		1.70		1.81
11/30/2017	8.98	.15	1.94	2.09	(.17)	10.90	23.30 [5]	—	[6]	1.83	[5]	1.78	[5]	1.48	[5]
11/30/2016	8.69	.16	.29	.45	(.16)	8.98	5.20 [5]	—	[6]	1.67	[5]	1.60	[5]	1.79	[5]
Class R-3:
11/30/2020	10.64	.09	1.19	1.28	(.08)	11.84	12.15	14		1.50		1.50		.89
11/30/2019	9.68	.17	.97	1.14	(.18)	10.64	11.89	13		1.53		1.53		1.67
11/30/2018	10.91	.18	(1.21)	(1.03)	(.20)	9.68	(9.53)	12		1.54		1.54		1.74
11/30/2017	8.97	.17	1.95	2.12	(.18)	10.91	23.79	11		1.55		1.55		1.72
11/30/2016	8.68	.15	.29	.44	(.15)	8.97	5.10	7		1.61		1.61		1.69
Class R-4:
11/30/2020	10.66	.12	1.19	1.31	(.11)	11.86	12.43	7		1.20		1.20		1.17
11/30/2019	9.70	.20	.97	1.17	(.21)	10.66	12.19	8		1.24		1.24		1.95
11/30/2018	10.92	.21	(1.19)	(.98)	(.24)	9.70	(9.15)	8		1.24		1.24		2.02
11/30/2017	8.99	.21	1.93	2.14	(.21)	10.92	23.97	8		1.25		1.25		2.06
11/30/2016	8.69	.18	.30	.48	(.18)	8.99	5.56	6		1.29		1.29		2.04
Class R-5E:
11/30/2020	10.65	.14	1.19	1.33	(.13)	11.85	12.69	1		1.00		1.00		1.36
11/30/2019	9.69	.21	.98	1.19	(.23)	10.65	12.42	1		1.04		1.04		2.02
11/30/2018	10.92	.25	(1.22)	(.97)	(.26)	9.69	(9.01)	1		1.03		1.02		2.49
11/30/2017	8.98	.18	1.99	2.17	(.23)	10.92	24.44	—	[6]	1.10		.96		1.75
11/30/2016	8.69	.20	.29	.49	(.20)	8.98	5.65	—	[6]	1.13		1.13		2.22
Class R-5:
11/30/2020	10.68	.16	1.17	1.33	(.14)	11.87	12.69	5		.90		.90		1.49
11/30/2019	9.72	.23	.97	1.20	(.24)	10.68	12.51	6		.93		.93		2.25
11/30/2018	10.94	.25	(1.20)	(.95)	(.27)	9.72	(8.86)	5		.93		.93		2.34
11/30/2017	9.00	.23	1.95	2.18	(.24)	10.94	24.42	6		.94		.94		2.30
11/30/2016	8.70	.20	.31	.51	(.21)	9.00	5.87	4		.98		.98		2.30
Class R-6:
11/30/2020	10.68	.16	1.18	1.34	(.15)	11.87	12.75	22		.85		.85		1.52
11/30/2019	9.71	.23	.99	1.22	(.25)	10.68	12.69	34		.88		.88		2.24
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.90)	38		.88		.88		2.39
11/30/2017	9.00	.24	1.94	2.18	(.24)	10.94	24.49	41		.89		.89		2.39
11/30/2016	8.70	.22	.29	.51	(.21)	9.00	5.93	26		.93		.93		2.44

	Year ended November 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[14]	36%	40%	31%	28%	25%

24	American Funds Developing World Growth and Income Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Amount less than $.01.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Developing World Growth and Income Fund	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of of American Funds Developing World Growth and Income Fund (the “Fund”), including the investment portfolio, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
January 13, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

26	American Funds Developing World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2020, through November 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Developing World Growth and Income Fund	27

Expense example (continued)

	Beginning account value 6/1/2020	Ending account value 11/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,273.60	$7.12	1.25%
Class A – assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class C – actual return	1,000.00	1,268.68	11.43	2.01
Class C – assumed 5% return	1,000.00	1,014.99	10.15	2.01
Class T – actual return	1,000.00	1,275.27	5.70	1.00
Class T – assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class F-1 – actual return	1,000.00	1,273.58	6.90	1.21
Class F-1 – assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class F-2 – actual return	1,000.00	1,275.27	5.36	.94
Class F-2 – assumed 5% return	1,000.00	1,020.36	4.76	.94
Class F-3 – actual return	1,000.00	1,277.27	4.85	.85
Class F-3 – assumed 5% return	1,000.00	1,020.81	4.31	.85
Class 529-A – actual return	1,000.00	1,273.49	7.24	1.27
Class 529-A – assumed 5% return	1,000.00	1,018.70	6.43	1.27
Class 529-C – actual return	1,000.00	1,268.45	11.71	2.06
Class 529-C – assumed 5% return	1,000.00	1,014.74	10.40	2.06
Class 529-E – actual return	1,000.00	1,272.97	8.15	1.43
Class 529-E – assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class 529-T – actual return	1,000.00	1,274.94	5.99	1.05
Class 529-T – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class 529-F-1 – actual return	1,000.00	1,274.86	5.99	1.05
Class 529-F-1 – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class 529-F-2 – actual return†	1,000.00	1,276.32	1.00	1.07
Class 529-F-2 – assumed 5% return†	1,000.00	1,019.70	5.42	1.07
Class 529-F-3 – actual return†	1,000.00	1,276.65	.88	.94
Class 529-F-3 – assumed 5% return†	1,000.00	1,020.36	4.76	.94
Class R-1 – actual return	1,000.00	1,268.69	11.15	1.96
Class R-1 – assumed 5% return	1,000.00	1,015.24	9.90	1.96
Class R-2 – actual return	1,000.00	1,269.88	10.87	1.91
Class R-2 – assumed 5% return	1,000.00	1,015.49	9.65	1.91
Class R-2E – actual return	1,000.00	1,271.58	9.45	1.66
Class R-2E – assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class R-3 – actual return	1,000.00	1,272.92	8.43	1.48
Class R-3 – assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-4 – actual return	1,000.00	1,274.06	6.78	1.19
Class R-4 – assumed 5% return	1,000.00	1,019.10	6.02	1.19
Class R-5E – actual return	1,000.00	1,275.56	5.65	.99
Class R-5E – assumed 5% return	1,000.00	1,020.10	5.01	.99
Class R-5 – actual return	1,000.00	1,275.63	5.02	.88
Class R-5 – assumed 5% return	1,000.00	1,020.66	4.46	.88
Class R-6 – actual return	1,000.00	1,275.94	4.79	.84
Class R-6 – assumed 5% return	1,000.00	1,020.86	4.26	.84

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 183 days.

28	American Funds Developing World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2020:

Foreign taxes	$0.02 per share
Foreign source income	$0.28 per share
Qualified dividend income	$34,020,000
Corporate dividends received deduction	$1,839,000
U.S. government income that may be exempt from state taxation	$165,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

American Funds Developing World Growth and Income Fund	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2013	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2013	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2013	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2013	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Isaac Stein, 1946	2013	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None
Gregory D. Johnson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company [7]	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

30	American Funds Developing World Growth and Income Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
F. Chapman Taylor, 1959 President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald Rolfe, 1972 Executive Vice President	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Victor D. Kohn, 1957 Senior Vice President	2019	President and Director, Capital International, Inc.[7]; Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of F. Chapman Taylor, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Funds Developing World Growth and Income Fund	31

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

32	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

DWGI

Registrant:

a) Audit Fees:
Audit	2019	112,000
	2020	108,000

b) Audit-Related Fees:
	2019	3,000
	2020	3,000

c) Tax Fees:
	2019	16,000
	2020	17,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,636,000
	2020	1,753,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2019	49,000
	2020	39,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,705,000 for fiscal year 2019 and $1,812,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 29, 2021

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: January 29, 2021